Airplanes Group
                       Report to Certificateholders
                All numbers in US$ unless otherwise stated

                  Payment Date: 16 June , 1997.
                  Calculation Date: 10 June , 1997.
(i)     ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)
        ----------------------------------------------------

                                           Prior Balance      Deposits        Withdrawals        Balance on
                                                                                             Calculation Date
        -----------------------------------------------------------------------------------------------------
                                             9-May-97                                            10-Jun-97
        -----------------------------------------------------------------------------------------------------
        Lessee Funded Account                      0.00            0.00            (0.00)               0.00
        Expense Account (note ii)          3,555,210.37   11,764,840.90    (8,739,735.72)       6,580,315.55
        Collection Account (note iii)    230,621,178.57   52,908,939.60   (49,430,693.57)     234,099,424.60
        -----------------------------------------------------------------------------------------------------
         -  Miscellaneous Reserve         40,000,000.00                                        40,000,000.00
         -  Maintenance Reserve           80,000,000.00                                        80,000,000.00
         -  Security Deposit              60,554,298.00                                        61,190,485.00
         -  Other Collections             50,066,880.57                                        52,908,939.60
        -----------------------------------------------------------------------------------------------------
        Total                            234,176,388.94   64,673,780.50   (58,170,429.29)     240,679,740.15
        =====================================================================================================


(ii)    ANALYSIS OF EXPENSE ACCOUNT ACTIVITY
        ------------------------------------
        Balance on preceding Calculation Date (May 09,1997)                                                        3,555,210.37
        Transfer from Collection Account (previous Payment Date)                                                  11,735,357.93
        Interest Earned during period                                                                                 29,482.97
        Payments during period between prior Calculation Date and the relevant Calculation
        Date:
        - Payments on previous Payment Date                                                                      (2,574,678.29)
        - Other payments                                                                                         (6,165,057.43)
                                                                                                                 --------------
        Balance on relevant Calculation Date (June 10, 1997)                                                       6,580,315.55
                                                                                                                 ==============

(iii)   ANALYSIS OF COLLECTION ACCOUNT ACTIVITY
        ---------------------------------------
        Balance on preceding Calculation Date (May 09, 1997)                                                     230,621,178.57
        Collections during period                                                                                 52,908,939.60
        Transfer to Expense Account (previous Payment Date)                                                     (11,735,357.93)
        Net transfer to Lessee Funded Accounts
        Aggregate Certificate Payments (previous Payment Date)                                                  (37,430,693.57)
        Swap payments (previous Payment Date)                                                                      (264,642.07)
                                                                                                                ---------------
        Balance on relevant Calculation Date (June 10, 1997)                                                     234,099,424.60
                                                                                                                ===============


(iii)             ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)
                  ------------------------------------------------

                  ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
                  ----------------------------------------------

                  Priority of Payments
           (i)    Required Expense Amount                      18,454,997.29
          (ii)    a) Class A Interest                          14,158,076.84
                  b) Swap Payments                                125,318.26
         (iii)    First Collection Account Top-up             120,000,000.00
          (iv)    Minimum Hedge Payment                                 0.00
           (v)    Class A Minimum Principal                             0.00
          (vi)    Class B Interest                              2,157,271.47
         (vii)    Class B Minimum Principal                     1,195,594.31
        (viii)    Class C Interest                              2,546,875.00
          (ix)    Class D Interest                              3,625,000.00
           (x)    Second Collection Account Top-up             61,190,485.00
          (xi)    Class A Principal Adjustment Amount          17,226,121.98
         (xii)    Class C Scheduled Principal                           0.00
        (xiii)    Class D Scheduled Principal                           0.00
         (xiv)    Modification                                          0.00
                  Payments
          (xv)    Soft Bullet Note Step-up Interest                     0.00
         (xvi)    Class E Minimum Interest                              0.00
        (xvii)    Supplemental Hedge Payment                            0.00
       (xviii)    Class B Supplemental Principal                        0.00
         (xix)    Class A Supplemental Principal                        0.00
          (xx)    Class D Outstanding Principal                         0.00
         (xxi)    Class C Outstanding Principal                         0.00
        (xxii)    Class E Supplemental Interest                         0.00
       (xxiii)    Class B Outstanding Principal                         0.00
        (xxiv)    Class A Outstanding Principal                         0.00
         (xxv)    Class E Accrued Unpaid Interest                       0.00
        (xxvi)    Class E Outstanding Principal                         0.00
       (xxvii)    Charitable Trust                                      0.00
                                                            ----------------
Total Payments with respect to Payment Date                   240,679,740.15
                  Less Collection Account Top-Ups ((iii)
                  and (x) above)                            (181,190,485.00)
                                                            ----------------
                                                               59,489,255.15
                                                            ================

(iv)   PAYMENT ON THE CERTIFICATES
       ---------------------------

       (a) FLOATING RATE CERTIFICATES                                 A-1              A-2              A-3
           --------------------------
    Applicable LIBOR                                             5.68750%         5.68750%         5.68750%
    Applicable Margin                                            0.25000%         0.32000%         0.47000%
    Applicable Interest Rate                                     5.93750%         6.00750%         6.15750%
    Interest Amount Payable                                  4,486,111.11     4,005,000.00     2,736,666.67
    Step Up Interest Amount                                          0.00             0.00             0.00

    Opening Principal Balance                              850,000,000.00   750,000,000.00   500,000,000.00
    Minimum Principal Payment Amount                                 0.00             0.00             0.00
    Adjusted Principal Payment Amount                                0.00             0.00             0.00
    Supplemental Principal Payment Amount                            0.00             0.00             0.00
    Total Principal Distribution Amount                              0.00             0.00             0.00
    Redemption Amount
     - amount allocable to principal                                 0.00             0.00             0.00
     - premium allocable to premium                                  0.00             0.00             0.00
    Outstanding Principal Balance (June 16, 1997)          850,000,000.00   750,000,000.00   500,000,000.00


                                                                      A-4              A-5          Class B

    Applicable LIBOR                                             5.68750%         5.68750%         5.68750%
    Applicable Margin                                            0.62000%         0.35000%         1.10000%
    Applicable Interest Rate                                     6.30750%         6.03750%         6.78750%
    Interest Amount Payable                                  1,121,333.33     1,808,965.73     2,157,271.47
    Step Up Interest Amount                                          0.00             0.00             0.00

    Opening Principal Balance                              200,000,000.00   337,074,360.19   357,558,806.40
    Minimum Principal Payment Amount                                 0.00             0.00     1,195,594.31
    Adjusted Principal Payment Amount                                0.00    17,226,121.98             0.00
    Supplemental Principal Payment Amount                            0.00             0.00             0.00
    Total Principal Distribution Amount                              0.00    17,226,121.98     1,195,594.31
    Redemption Amount
     - amount allocable to principal                                 0.00             0.00             0.00
     - premium allocable to premium                                  0.00             0.00             0.00
                                                           ------------------------------------------------
    Outstanding Principal Balance (June 16, 1997)          200,000,000.00   319,848,238.21   356,363,212.09
                                                           ================================================

      (b) FIXED RATE CERTIFICATES                                     Class C          Class D
          -----------------------
    Applicable Interest Rate                                          8.1500%         10.8750%
    Interest Amount Payable                                      2,546,875.00     3,625,000.00

    Opening Principal Balance                                  375,000,000.00   400,000,000.00
    Scheduled Principal Payment Amount                                   0.00             0.00\
    Redemption Amount
     - amount allocable to principal                                     0.00             0.00
     - amount allocable to premium                                       0.00             0.00
    Pool Factors and scheduled dollar amount for each class              0.00             0.00
                                                               -------------------------------
    Outstanding Principal Balance (June 16, 1997)              375,000,000.00   400,000,000.00
                                                               ===============================

Table of rescheduled Pool Factors                                         n/a              n/a
  in the event of a partial redemption
